================================================================================

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             CORE LABORATORIES N.V.
               (Name of Registrant as Specified in its Charter)

     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                             CORE LABORATORIES N.V.
                                 HERENGRACHT 424
                                1017 BZ AMSTERDAM
                                 THE NETHERLANDS

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 29, 1997

To The Shareholders:

         The 1997 Annual Meeting of the Shareholders (the "Annual Meeting") of Core Laboratories N.V., a limited liability company organized under the laws of The Netherlands (the "Company"), will be held at the law offices of Nauta Dutilh, Weena 750, 3014 DA Rotterdam, The Netherlands, on Thursday, May 29, 1997 at 10:00 a.m., local time, for the following purposes:

         1. To elect four members (each, a "Supervisory Director") to the Board of Supervisory Directors of the Company (the "Supervisory Board"), consisting of three Class II Supervisory Directors and one Class III Supervisory Director, to serve until the annual meeting of shareholders in 2000 and 1998, respectively, and until their successors shall have been duly elected and qualified;

         2. To confirm and adopt the Dutch Statutory Annual Accounts of the Company for the fiscal year ending December 31, 1996 (the "Annual Accounts");

         3. To approve the extension of the authority of the Management Board of the Company (the "Management Board") to repurchase up to 10% of the outstanding share capital of the Company until November 28, 1999;

         4. To approve the extension of the authority of the Supervisory Board to issue and/or to grant rights (including options to purchase) on common and/or preferred shares of the Company until May 28, 2002;

         5. To approve the extension of the authority of the Supervisory Board to limit or exclude the preemptive right of the holders of the common shares of the Company until May 28, 2002;

         6. To confirm and adopt the 1997 amendment and restatement of the 1995 Long-Term Incentive Plan of the Company;

         7. To confirm and adopt the 1997 amendment and restatement of the 1995 Nonemployee Director Stock Option Plan of the Company;

         8. To ratify and approve the appointment of Arthur Andersen LLP as the Company's independent public auditors for the fiscal year ending December 31, 1997; and

         9. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

        Copies of the Annual Accounts, the report of the Management Board and the list of nominees for the Supervisory Board are open for inspection at the offices of the Company, located at Herengracht 424, 1017 BZ Amsterdam, The Netherlands, Attention: Mr. Jacobus Schouten, by registered shareholders and other persons entitled to attend meetings of shareholders of the Company. Such copies will be open for inspection from the date hereof until the close of the Annual Meeting.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF WHETHER YOU PLAN TO ATTEND. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU ARE PRESENT AT THE ANNUAL MEETING AND WISH TO DO SO, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON.

                                  By Order of the Board of Supervisory Directors

                                  Jacobus Schouten
                                  SUPERVISORY DIRECTOR

May 2, 1997
Amsterdam, The Netherlands

                             CORE LABORATORIES N.V.
                                 HERENGRACHT 424
                                1017 BZ AMSTERDAM
                                 THE NETHERLANDS

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

         The accompanying proxy is being solicited by and on behalf of the Board of Supervisory Directors (the "Supervisory Board") of Core Laboratories N.V. (the "Company") for use at the 1997 Annual Meeting of the Shareholders of the Company (the "Annual Meeting") to be held at the law offices of Nauta Dutilh, Weena 750, 3014 DA Rotterdam, The Netherlands, on Thursday, May 29, 1997 at 10:00 a.m., local time. If the accompanying proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon, or, if no directions are indicated, it will be voted in favor of the proposals described in this Proxy Statement. Any shareholder giving a proxy has the power to revoke it by oral or written notice to the Secretary of the Company at any time before it is voted.

        The solicitation of proxies by the Supervisory Board will be conducted by mail. In addition, certain members of the Supervisory Board (each, a "Supervisory Director"), officers and regular employees of the Company may solicit proxies in person or by facsimile, telex or telephone. The Company will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies. The Company will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners of the common shares, par value NLG .03 per share, of the Company (the "Common Shares").

         At the close of business on April 4, 1997, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 10,595,668 Common Shares outstanding, each of which is entitled to one vote. The class of Common Shares is the only class of capital stock of the Company outstanding and entitled to notice of and to vote at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the outstanding Common Shares is required for a quorum. Common Shares abstained from voting or not voted on certain matters, including broker non-votes, will not be treated as votes cast with respect to those matters and therefore will not affect the outcome thereof.

         A copy of the Company's Annual Report on Form 10-K, including the financial statements, schedules and exhibits thereto, may be obtained without charge by written request to John D. Denson, Secretary, in care of Core Laboratories, Inc., 5295 Hollister Road, Houston, Texas 77040.

         This Proxy Statement and the accompanying proxy were first mailed to shareholders on or about May 2, 1997.

                                     ITEM 1.

                        ELECTION OF SUPERVISORY DIRECTORS

         The Amended and Restated Articles of Association of the Company (the "Articles of Association") provide for one or more Supervisory Directors. The Supervisory Directors are proposed by the Supervisory Board and elected at each annual meeting of shareholders by the affirmative vote of the holders of a majority of the Common Shares present in person or by proxy. The shareholders may override the proposal of the Supervisory Board by a vote of two-thirds of the votes cast at the meeting if more than one-half of the outstanding share capital is present or represented. The Supervisory Board is divided into Classes I, II and III, the terms of office of which are scheduled to expire on the dates of the annual meeting of shareholders in 1999, 1997 and 1998, respectively.

         The Supervisory Board is proposing the election of four Supervisory Directors at the Annual Meeting. Three of these nominees (Joseph R. Perna, James
A. Read and Frerik Pluimers) will be elected to the Class II Supervisory Directors, and the fourth (Jacobus Schouten), who is presently a Class II Supervisory Director, will be elected to the Class III Supervisory Directors. At each future annual meeting of shareholders, the successors to the class of Supervisory Directors whose terms shall expire that year shall be elected to hold office for a term of three years and until their respective successors shall have been duly elected and qualified.

        Three of the nominees for Supervisory Directors (Jacobus Schouten, Joseph R. Perna and James A. Read) are presently members of the Supervisory Board. The fourth (Frerik Pluimers) serves as the President of Saybolt International B.V., a private limited liability company organized under the laws of The Netherlands ("Saybolt"). On April 16, 1997, the Company, Saybolt and each of the shareholders of Saybolt entered into a Stock Purchase Agreement pursuant to which the Company will acquire all of the capital stock of Saybolt and Saybolt will become a wholly owned subsidiary of the Company (the "Saybolt Acquisition"). The Stock Purchase Agreement also provides for the election of Mr. Pluimers as a Supervisory Director. The closing of the Saybolt Acquisition is subject to the satisfaction of certain conditions which include, but are not limited to, Dutch and U.S. regulatory approvals. Since the closing may not occur until after the Annual Meeting, Mr. Pluimers' election to the Supervisory Board will be contingent upon the satisfaction of all such conditions and the closing of the Saybolt Acquisition. A vote for the election of the other three nominees will not be affected, regardless of whether the closing of the Saybolt Acquisition occurs. As of the date of this Proxy Statement, it is expected that the closing of the Saybolt Acquisition will occur in or about the middle of the second quarter of 1997.

         The remaining five individuals named below will not be required to stand for election to the Supervisory Board at the Annual Meeting because their present terms expire either in 1998 or 1999.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed below. If at the time of or prior to the Annual Meeting any of the four nominees should be unable or decline to serve (for reasons other than the failure of the Saybolt Acquisition to occur), the discretionary authority provided in the proxy may be used to vote for a substitute or substitutes designated by the Supervisory Board. The Supervisory Board has no reason to believe that any substitute nominee or nominees will be required. No proxy will be voted for a greater number of persons than the number of nominees named herein.

         The information set forth below includes the names, ages, principal occupations and length of service of each of the Supervisory Directors and nominees, as well as any other directorships held by them.

                         CLASS II SUPERVISORY DIRECTORS

NAME                                AGE       POSITION
----                                ---       --------
Joseph R. Perna - NOMINEE.......    53    Senior Vice President,
                                             Supervisory Director
Frerik Pluimers - NOMINEE.......    50    Supervisory Director
James A. Read - NOMINEE.........    47    Supervisory Director

                        CLASS III SUPERVISORY DIRECTORS

NAME                                AGE       POSITION
----                                ---       --------
Richard L. Bergmark.............    43    Chief Financial Officer,
                                             Treasurer and Supervisory Director
Jacobus Schouten - NOMINEE......    42    Supervisory Director
Stephen D. Weinroth.............    58    Chairman of the Supervisory Board and
                                            Supervisory Director

                         CLASS I SUPERVISORY DIRECTORS

NAME                                AGE       POSITION
----                                ---       --------
Bob G. Agnew....................    66    Supervisory Director
David M. Demshur................    42    President, Chief Executive Officer
                                             and Supervisory Director
Timothy J. Probert..............    45    Supervisory Director

         BOB G. AGNEW was, until his retirement in January of 1994, Manager of Drilling for International Operations for Exxon Company International (a division of Exxon Corporation) and a member of the Production Advisory Committee of Exxon Production Research Company. Mr. Agnew is a member of the Society of Petroleum Engineers and has served on its Drilling Technical Committee. He has served as a Supervisory Director since 1995.

        RICHARD L. BERGMARK joined Western Atlas International, Inc. ("Western Atlas") as Treasurer in 1987. In 1991, he became the Area Manager for Finance and Administration for Europe, Africa and the Middle East operations of Western Geophysical, and in 1994 he became Chief Financial Officer of the Company. Mr. Bergmark presently serves as Chief Financial Officer, Treasurer and a Supervisory Director of the Company. He has served as a Supervisory Director since 1995.

        DAVID M. DEMSHUR joined the Company in 1979 and has held various operating positions since that date, including Manager of Geological Sciences, Vice President of Europe, Africa and the Middle East in 1989, Senior Vice President of Petroleum Services in 1991 and President in 1994. Mr. Demshur presently serves as President, Chief Executive Officer and a Supervisory Director of the Company. He has served as a Director since 1994. Mr. Demshur is a member of the Society of Petroleum Engineers, the American Association of Petroleum Geologists, Petroleum Exploration Society of Great Britain and the Society of Core Analysts Section of the Society of Professional Well Loggers Association.

         JOSEPH R. PERNA joined the Company as General Manager in 1985 and has held various operating positions since that date. In 1991, he was promoted to Senior Vice President, with responsibility for certain Laboratory Services operations and the Technology Products Division. Mr. Perna presently serves as Senior Vice President and a Supervisory Director of the Company. He has served as a Supervisory Director since 1995.

         FRERIK PLUIMERS joined Saybolt in 1973 as Laboratory Manager of one of its subsidiaries. In 1978, he became General Manager of such subsidiary. In 1982 he became Managing Director of a different Saybolt subsidiary, and in 1992 be became the President and Chief Executive Officer of Saybolt, the title he maintains as of the date hereof. Mr. Pluimers also serves as Honorary Consul of the Republic of Gambia in The Netherlands.

        TIMOTHY J. PROBERT has served as the President of Baker Hughes, Inteq (a business unit of Baker Hughes Inc., a diversified oil service company ("Baker Hughes")) since September 1995 and Vice President of Baker Hughes since March 1994. He joined Baker Hughes in 1972, where he has held various management positions, including Vice President of Drilling and Evaluation Technology for Baker Hughes Inteq, President of Eastman Teleco, President of Milpark Drilling Fluids and Vice President of Marketing for Baker Sand Control. Mr. Probert has served as a Supervisory Director since 1995.

         JAMES A. READ is a member of the board of directors of Mezzanine Management Limited, the firm which has served as the investment advisor to First Britannia Mezzanine N.V. ("First Britannia") since First Britannia's formation in 1988. First Britannia is an investment company whose funds are provided by institutional investors, and it has been a mezzanine lender to, and investor in, the Company since the purchase of the Company from Western Atlas in 1994. Mr. Read has been a Director of the Company since the purchase from Western Atlas and is also a member of the board of directors of The British Printing Company Limited, Caparo Automotive Limited, CB Holdings SA and Wellington Holdings Plc.

         JACOBUS SCHOUTEN has been an executive officer of First Britannia since 1989. Mr. Schouten has been a Director of the Company since 1994, and he is a member of the board of directors of various European companies, including CB Holdings SA.

        STEPHEN D. WEINROTH is a Partner of Anderson, Weinroth & Co., L.P. , an investment firm, and a Managing Director of First Britannia, which position he has held since its inception in 1988. From 1993 to 1995, he served as Co-Chairman and Co-Executive Officer of VETTA Sports, Inc., an international bicycle parts and accessories producer and distributor. Mr. Weinroth has been a Director since 1994, the Chairman of the Supervisory Board since 1995 and is a member of the board of directors of Hovnanian Enterprises, Inc.

EXECUTIVE OFFICERS

        The Executive Officers of the Company (each, an "Executive Officer") are David M. Demshur, Joseph R. Perna, Richard L. Bergmark and John D. Denson. Biographical information regarding Messrs. Demshur, Perna and Bergmark is set forth above. The following biography describes the business experience of the remaining Executive Officer. The Executive Officers are not Managing Directors of the Company for purposes of Dutch law.

        JOHN D. DENSON joined Western Atlas as Division Counsel in 1992, with responsibility for the Core Laboratories division. Mr. Denson, who is 39 years of age, presently serves as Vice President, General Counsel and Secretary of the Company. Mr. Denson is a member of the State Bar of Texas.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth certain information, as of April 1, 1997, with respect to the Common Shares beneficially owned by (i) each person known by the Company to own beneficially five percent or more of the Common Shares, (ii) each Supervisory Director and nominee for Supervisory Director, (iii) each of the Executive Officers and (iv) all Supervisory Directors, nominees for Supervisory Director and Executive Officers as a group.

                                                    AMOUNT OF
                                                  COMMON SHARES
                                                  AND NATURE OF      PERCENT OF
NAME OF BENEFICIAL OWNER(1)                     BENEFICIAL OWNERSHIP   CLASS
-------------------------------                   --------------      --------
First Britannia Mezzanine N.V.(2) ..............     4,201,267         39.66%
Stephen D. Weinroth(3) .........................       378,425          3.57%
David M. Demshur ...............................       311,917          2.94%
Joseph R. Perna ................................       199,025          1.88%
Richard L. Bergmark ............................       129,806          1.23%
John D. Denson .................................        17,849             *
Bob G. Agnew ...................................           300             *
Timothy J. Probert .............................         1,000             *
James A. Read ..................................             0             *
Jacobus Schouten ...............................             0             *
Frerik Pluimers ................................             0             *
All Supervisory Directors, nominees
   for Supervisory Director and
   Executive Officers as a group ...............     1,037,322          9.79%
------------------
 *       Less than one percent.
(1) Each person has sole voting power and investment power with respect to the Common Shares listed.
(2) The business address of First Britannia is de Ruyterkade 62, Curacao, Netherlands Antilles.
(3) Mr. Weinroth is a Managing Director of First Britannia, and the numbers above do not reflect any Common Shares owned by First Britannia.

COMMITTEES OF THE SUPERVISORY BOARD

         The Supervisory Board has two standing committees, the identities, memberships and functions of which are described below.

         AUDIT COMMITTEE. The members of the Audit Committee of the Supervisory Board (the "Audit Committee") are Messrs. Agnew and Weinroth. The Audit Committee's functions include making recommendations concerning the engagement of independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, approving professional services provided by the independent auditors and reviewing the adequacy of the Company's internal accounting controls.

         COMPENSATION COMMITTEE. The members of the Compensation Committee of the Supervisory Board (the "Compensation Committee") are Messrs. Read, Probert and Weinroth. The Compensation Committee's functions include a general review of the Company's compensation and benefit plans to ensure that they meet corporate objectives. In addition, the Compensation Committee reviews the Chief Executive Officer's recommendations on (i) compensation of all officers of the Company,
(ii) granting of awards under the Company's stock option and other benefit plans and (iii) adopting and changing major Company compensation policies and practices. The Compensation Committee reports its recommendations to the whole Supervisory Board for approval. The Compensation Committee also administers the Company's 1995 Long-Term Incentive Plan (described below).

INFORMATION REGARDING MEETINGS

         The Supervisory Board held four meetings in 1996. The Audit Committee held one meeting, and the Compensation Committee held two meetings in 1996. Each Supervisory Director attended at least 75% of the meetings of the Supervisory Board and of the committees (if any) on which such person serves.

DIRECTOR COMPENSATION

         Each Supervisory Director who is not a full-time employee of the Company will be paid (i) an annual retainer of $12,000, payable semiannually in arrears, (ii) $1,000 per meeting of the Supervisory Board at which such individual is present in person, (iii) $750 per meeting of any committee thereof at which such individual is present in person, (iv) an additional $500 per meeting for each committee meeting for which the individual is chairperson and
(v) reimbursement for all out of pocket expenses incurred in attending any meeting of the Supervisory Board or any committee thereof. Supervisory Directors who are full-time employees of the Company receive no compensation for serving as Supervisory Directors.

        In August 1995, the Management Board of the Company (the "Management Board") and the shareholders adopted the Company's 1995 Nonemployee Director Stock Option Plan (the "Nonemployee Director Plan"). An amendment and restatement of the Nonemployee Director Plan, which was approved by the Supervisory Board on February 18, 1997, will be submitted to the shareholders for approval at the Annual Meeting. For a discussion of the terms of the Nonemployee Director Plan and the proposed 1997 amendment and restatement thereof, see "Item 7. 1997 Amendment and Restatement of Nonemployee Director Plan." As of December 31, 1996, options were granted to the current nonemployee Supervisory Directors pursuant to the Nonemployee Director Plan as follows:

                             SECURITIES        SECURITIES       TOTAL SECURITIES
                             UNDERLYING        UNDERLYING         UNDERLYING
                          DIRECTOR OPTIONS   DIRECTOR OPTIONS   DIRECTOR OPTIONS
SUPERVISORY DIRECTOR      GRANTED IN 1995    GRANTED IN 1996        GRANTED
--------------------      ---------------    ---------------        -------
Bob G. Agnew ...........      1,000              1,000               2,000
Timothy J. Probert .....      1,000              1,000               2,000
Jacobus Schouten .......        -0-                -0-                 -0-
James A. Read ..........      1,000              1,000               2,000
Stephen D. Weinroth ....      1,000              1,000               2,000

                             EXECUTIVE COMPENSATION

         The following table summarizes, with respect to the Company's Chief Executive Officer and each of the three other most highly compensated Executive Officers whose salary and bonus compensation from the Company exceeded $100,000 in 1996, certain information relating to the compensation earned for services rendered in all capacities during fiscal years 1994 through 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                   ------------
                                                                                    SECURITIES
                                                      ANNUAL COMPENSATION(1)        UNDERLYING
                NAME AND                    FISCAL   ------------------------        OPTIONS           ALL OTHER
           PRINCIPAL POSITION                YEAR      SALARY         BONUS          (NUMBER)       COMPENSATION(2)
------------------------------------------  ------   ------------------------      ------------    ---------------
David M. Demshur, President and              1996      $215,112      $131,219            -               $12,790
   Chief Executive Officer                   1995       185,144       100,000         15,000              15,201
                                             1994       166,729        60,000            -                 2,657

Joseph R. Perna, Senior Vice                 1996       174,093        77,695            -                13,871
   President                                 1995       150,145        61,875         12,500              14,730
                                             1994       124,479        53,000            -                14,154

Richard L. Bergmark, Chief Financial         1996       150,088        68,372            -                11,778
   Officer and Treasurer                     1995       126,927        52,500         10,000              11,563
                                             1994       N/A (3)           N/A            N/A                 N/A

John D. Denson, Vice President, General      1996       114,059        29,550            -                11,772
   Counsel and Secretary                     1995       105,840        27,500          8,000              10,744
                                             1994       N/A (3)           N/A            N/A                 N/A

------------------
(1) During the years ending December 31, 1994, 1995 and 1996, perquisites for each individual named in the Summary Compensation Table aggregated less than 10% of the total annual salary and bonus reported for such individual in the Summary Compensation Table. Accordingly, no such amounts are included in the Summary Compensation Table.

(2) Consists of matching contributions and Company contributions through the Company's retirement plans and amounts paid under certain insurance plans.

(3) Messrs. Bergmark and Denson did not become officers of the Company until the fourth quarter of 1994.

1995 LONG-TERM INCENTIVE PLAN

        In August 1995, the Management Board and the shareholders of the Company adopted the 1995 Long-Term Incentive Plan. An amendment and restatement of the 1995 Long-Term Incentive Plan, which was approved by the Supervisory Board on February 18, 1997, will be submitted to the shareholders for approval at the Annual Meeting. For a discussion of the terms of the 1995 Long-Term Incentive Plan and the proposed 1997 amendment and restatement thereof, see "Item 6. 1997 Amendment and Restatement of the Incentive Plan."

INCENTIVE BONUS PROGRAM

        The Company has an incentive bonus program for its officers and employees that is administered by the Compensation Committee. Incentive bonus payments, which are subject to the discretion of the Compensation Committee, are made at the end of each fiscal year based upon the achievement of consolidated financial criteria, division financial criteria and the attainment of individual goals, all of which are established by the Compensation Committee at the beginning of each fiscal year. Individual officers are typically eligible to receive maximum bonuses of between 10% and 100% of their salary provided certain financial and individual goal criteria are met. The incentive bonuses paid to the Executive Officers are set forth in the Summary Compensation Table above.

DISCRETIONARY AWARD PLAN

         Employees of the Company are eligible to participate in the discretionary award plan provided they have met certain performance goals as may be established by management from time to time. The plan provides for discretionary incentive compensation payments to be awarded to certain key employees not participating in the incentive bonus program described above. In 1996, none of the Executive Officers received incentive compensation payments pursuant to the discretionary award plan.

RETIREMENT PLANS

         The Company's retirement plans have both a profit sharing feature and a savings plan feature. In the United States, the plans conform to the requirements under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). In Canada and the United Kingdom, the plans conform to local statutory requirements rather than Section 401(k) of the Code. The structure of the plans and the economic benefit to employees covered thereunder are substantially similar. Under the savings feature, eligible employees may elect, subject to certain limitations required by law, to defer payment of from 1% to 15% of their compensation. Upon such an election, the Company contributes the deferred amounts to the retirement plans on behalf of the participant. The retirement plans provide a matching of an employee's deferrals by the Company for an amount of up to the first 4% deferred by the participant.

         Under the profit sharing feature, the Company may make a discretionary annual contribution to the retirement plans in an amount determined by the Supervisory Board. Subject to certain limitations required by law, the Company's contribution is allocated to each participant, who is employed with the Company at the end of the retirement plans' year, in the proportion that the total compensation paid by the Company to such participant bears to the aggregate compensation paid by the Company to all participants during such retirement plans' year, subject to a weighting factor based upon years of service with the Company.

         The Summary Compensation Table above sets forth the amounts paid to the Executive Officers during 1996 under the Company's retirement plans.

STOCK OPTION EXERCISES, HOLDINGS AND GRANTS

        The following table sets forth information regarding the values of unexercised options held by the Executive Officers identified in the Summary Compensation Table above.

                  UNEXERCISED OPTIONS AT DECEMBER 31, 1996 (1)

                                      SECURITIES UNDERLYING               VALUE OF SECURITIES UNDERLYING
                                       UNEXERCISED OPTIONS                      UNEXERCISED OPTIONS
                                   HELD AT DECEMBER 31, 1996(1)             HELD AT DECEMBER 31, 1996(2)
                           -----------------------------------------   ------------------------------------
NAME                           EXERCISABLE           UNEXERCISABLE        EXERCISABLE        UNEXERCISABLE
------                     --------------------- -------------------   ------------------------------------
David M. Demshur..........        3,750                  11,250              $18,300            $54,900
Joseph R. Perna...........        3,125                   9,375               15,250             45,750
Richard L. Bergmark.......        2,500                   7,500               12,200             36,600
John D. Denson............        2,000                   6,000                9,760             29,280

------------------
(1) No stock options were exercised by the Executive Officers in 1996. Also, no stock options were granted during 1996 to Executive Officers under the 1995 Long-Term Incentive Plan.

(2) Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of the Common Shares on December 31, 1996 was $16.88, based on the average of the high and low sales prices on the Nasdaq Stock Market on such date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Supervisory Directors, Executive Officers and persons who own more than ten percent of the Common Shares to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Shares with the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market. Supervisory Directors, Executive Officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all such forms that they file.

         To the Company's knowledge based solely on its review of the copies of such reports received by the Company and on written representations by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ending December 31, 1996, all Section 16(a) filing requirements applicable to its Supervisory Directors, Executive Officers and ten percent shareholders were complied with.

TRANSACTIONS WITH MANAGEMENT AND CERTAIN SHAREHOLDERS

         Set forth below is a description of certain transactions entered into between the Company and certain of its Supervisory Directors, nominees for Supervisory Director and shareholders.

   TRANSACTIONS WITH SUPERVISORY DIRECTORS AND NOMINEES

         Upon consummation of the Saybolt Acquisition, it is anticipated that Mr. Pluimers will enter into an employment agreement with Saybolt Netherlands B.V., a wholly-owned subsidiary of Saybolt, to serve as a Managing Director. Mr. Pluimers will receive an annual gross base salary in the amount of 350,000 Dutch guilders. In addition, Mr. Pluimers will be entitled to receive an annual incentive bonus limited to 60% of his base salary and will receive certain automobile, pension, health and disability benefits and will be eligible to participate in other employee benefit plans offered by Saybolt Netherlands B.V. or required by applicable law. Also upon consummation of the Saybolt Acquisition, Mr. Pluimers will receive a cash payment in the approximate amount of $9,045,000 in exchange for the approximate 13.5% of the outstanding capital stock of Saybolt owned by him.

        In connection with the Saybolt Acquisition, Anderson Weinroth & Co, L.P., of which Mr. Weinroth is a principal, will receive investment banking fees in the amount of $1,615,000.

   TRANSACTIONS WITH SHAREHOLDERS

         The Company and the holders of Common Shares prior to the initial public offering of the Company are parties to a Registration Rights Agreement, dated as of September 15, 1995 (the "Registration Rights Agreement"). Upon the request from one or more shareholders holding at least 15% of the then-outstanding Common Shares (the "Requesting Holders"), the Company is required to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act") to register the Common Shares held by the Requesting Holders and any other shareholders who are parties to the Registration Rights Agreement and who desire to sell Common Shares. The holders of Common Shares who are parties to the Registration Rights Agreement are subject to a maximum of two requests in total as well as a maximum of one request in any three-month period. Subject to certain conditions and limitations, the Registration Rights Agreement provides that holders of registrable Common Shares may participate in a registration by the Company of any of its Common Shares in an underwritten offering. In the case of both types of registration, the number of Common Shares that may be registered is subject to limitation if the managing underwriter determines that market conditions require such a limitation. The rights conferred by the Registration Rights Agreement are transferable to transferees of the Common Shares. The Company is generally required to bear all registration expenses (other than underwriting discounts and commissions) in connection with these registrations.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1996, no Executive Officer served as (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a Supervisory
Director or (ii) a director of another entity, one of whose executive officers served on the Supervisory Board or the board of directors of a subsidiary of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee's responsibilities are (1) to oversee the development of the compensation program for the Company's officers and managerial employees, (2) to administer the incentive and stock option plans, including approval of grants and awards under these plans and (3) to establish the compensation program for the Executive Officers. With the assistance of an independent consultant, the Compensation Committee completed a comprehensive review of the management compensation program. The Compensation Committee also reviewed market compensation trends and established the compensation program for nonemployee Supervisory Directors. During 1996, the Compensation Committee was comprised of the following Supervisory Directors, all of whom were nonemployee Supervisory Directors of the Company: Timothy J. Probert, James A. Read and Stephen D. Weinroth.

EXECUTIVE COMPENSATION PHILOSOPHY

         The objective of the compensation program for officers and managers is to create strong financial incentives for corporate and division officers and managers to increase profits, revenues and operating efficiency, which will lead to an increase in shareholder value. The following objectives guide the Compensation Committee in its deliberations:

         o Provide a competitive compensation program that enables the Company to attract and retain key executives and Supervisory Board members.

         o Ensure a strong relationship between the performance results of the Company or division and the total compensation received.

         o Balance both annual and longer term performance objectives of the Company.

         o Encourage executives to acquire and retain meaningful levels of Common Shares.

         o Work closely with the Chief Executive Officer to ensure that the compensation program supports the management style, objectives and culture of the Company.

         In addition to normal employee benefits, the executive total compensation program includes base salary, annual cash incentive compensation and longer term stock-based grants and awards.

         MARKET COMPARISONS. Primary market comparisons are made to oilfield service companies, adjusted for size and job responsibilities. The market comparison companies used in the development of the compensation program are broader than those used in the performance graph presented elsewhere in this Proxy Statement and are used because they are more representative of the market in which the Company competes for executive talent. Data sources include oilfield industry surveys, national survey databases and general trend data provided by consultants.

         VARIABLE INCENTIVES. Variable incentives, both annual and longer term, are major components of the program and are used to link pay and performance results. Variable incentive awards and performance standards are calibrated such that total compensation will approximate the market 50th percentile when Company performance plans are achieved and exceed the 50th percentile when Company performance plans are exceeded.

         CODE SECTION 162(M). Section 162(m) of the Code imposes a $1,000,000 limit, with certain exceptions, on the deductibility of compensation paid to each of the five highest paid Executive Officers. In particular, compensation that is determined to be "performance based" is exempt from this limitation. To be "performance based," incentive payments must use predetermined objective standards, limit the use of discretion in making awards and be certified by the Compensation Committee made up of "outside directors." It is not anticipated that any executive will receive compensation in excess of this limit during 1997 or 1998. The Compensation Committee will continue to monitor this situation and will take appropriate action if it is warranted in the future.

EXECUTIVE COMPENSATION PROGRAM

         The following is a discussion of each of the principal components of the executive total compensation program.

         BASE SALARY. The base salary program targets the median of the primary comparison group for corporate and divisional officers and managers. Each executive is reviewed individually on an annual basis. Salary adjustments are based on the individual's experience and background, the individual's performance during the prior year, the general movement of salaries in the marketplace and the Company's financial position. As a result of these factors, an executive's base salary may be above or below the targeted median at any point in time.

         ANNUAL INCENTIVE COMPENSATION. The Company administers an annual incentive plan for its corporate and divisional officers and managers. The goal of the plan is to reward participants in proportion to (i) the performance of the Company and/or the division for which they have direct responsibility and
(ii) their individual contributions to the Company's success.

         For 1996, corporate participants were measured on EBIT, return on equity and earning per share, while division participants were also measured on working capital management. The measures were weighted substantially equally. Additionally, the Compensation Committee had the discretion to increase or decrease the incentive award for any corporate executive by +/-30 percent to recognize individual performance.

         If budgeted performance is achieved, the resulting incentive awards, in combination with base salary, are targeted at the 50th percentile of the market. The actual corporate performance results and executive total cash compensation levels for 1996 were consistent with this strategy.

         STOCK BASED COMPENSATION. Stock ownership by corporate and divisional management is encouraged through the use of a stock plan that provides for the award of Common Share options and awards. The Compensation Committee and management believe that widespread Common Share ownership by key employees is an important means of encouraging superior performance and employee retention. Common Share option grants are considered annually based on competitive multiples of base salary. Senior executives typically have a higher multiple and, as a result, have a greater portion of their total compensation linked to the longer term success of the Company. In determining the appropriate grant multiples, the Company targets the market median among publicly-held oilfield service companies of similar size.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         The Chief Executive Officer, David M. Demshur, participates in the executive compensation program described above. In establishing the base salary for Mr. Demshur, the Compensation Committee assessed the pay levels for chief executive officers in similar companies in the oilfield service industry and the profit performance of the Company. In August 1996, Mr. Demshur's base salary was increased to $237,500. He received an annual incentive award of $131,219 based on the performance results achieved by the Company in 1996. The Committee made no discretionary adjustments to this award. Mr. Demshur received no stock options in 1996.

                                                     COMPENSATION COMMITTEE

                                                     Timothy J. Probert
                                                     James A. Read
                                                     Stephen D. Weinroth

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         The following performance graph compares the performance of the Common Shares to the NASDAQ Market Index and the Company's Peer Group (Input/Output Inc., Newpark Resources, Inc., Production Operators Corp. and Varco International Inc.) for the period beginning September 20, 1995 and ending March 31, 1997. The members of the Peer Group, while not direct competitors to the Company, have one or more attributes which are similar in nature to the Company, such as being a service provider to the international market, having high market share based upon technology innovation or operating within a unique niche. The graph assumes that the value of the investment in the

Common Shares and each index was $100 at September 20, 1995 (using the initial public offering price of $12.00 for the Common Shares) and that all dividends were reinvested. The Common Shares began trading on the Nasdaq Stock Market in September 1995. Prior to that time there was no market in the Common Shares and, accordingly, five year data is unavailable.

                   COMPARISON OF QUARTERLY CUMULATIVE RETURNS
                          AMONG CORE LABORATORIES N.V.,
                    PEER GROUP INDEX AND NASDAQ MARKET INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW
  WILL APPEAR IN DISTRIBUTED PROXY STATEMENT IN PLACE OF DATA IN TABLE BELOW.]

             CORE LABORATORIES     PEER GROUP INDEX     NASDAQ MARKET INDEX
                   N.V.
09/20/95          $100.00               $100.00               $100.00
12/31/95           100.00                125.60                100.83
03/31/96           102.08                135.37                105.55
06/30/96           118.75                157.69                113.56
09/30/96           131.24                156.55                117.57
12/31/96           139.58                163.06                123.72
03/31/97           147.86                182.29                117.08

        The foregoing stock price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

         There can be no assurance that the Common Share performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future performance of the Common Shares.

        THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR SUPERVISORY DIRECTOR AS SET FORTH ABOVE, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INCIDATED THEREON.

                                     ITEM 2.

                           APPROVAL OF ANNUAL ACCOUNTS

        At the Annual Meeting, the shareholders will be asked to approve the Dutch Statutory Annual Accounts of the Company for the fiscal year ending December 31, 1996 (the "Annual Accounts"), as required under Dutch law and the Articles of Association. In accordance with Article 408 of the Dutch Civil Code, the Annual Accounts are the annual accounts of the Company and its participation and do not represent the consolidated accounts of the Company and all of its subsidiaries as presented in the Consolidated Financial Statements contained in the Annual Report of the Company for the year ending December 31, 1996.

         The affirmative vote of the holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to adopt the Annual Accounts.

        THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE ANNUAL ACCOUNTS, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 3.

                   EXTENSION OF AUTHORITY OF MANAGEMENT BOARD
            TO REPURCHASE SHARES OF THE SHARE CAPITAL OF THE COMPANY
                             UNTIL NOVEMBER 28, 1999

         Under Dutch law and the Articles of Association, the Company may, subject to certain Dutch statutory provisions, repurchase up to 10% of the Company's outstanding share capital in open market purchases at any price not to exceed U.S.$50.00 or its equivalent in other currencies. Any such purchases are subject to the approval of the Supervisory Board and the authorization of shareholders at the annual meeting of shareholders, which authorization may not continue for more than 18 months. At the 1996 annual meeting of shareholders, the shareholders authorized such repurchases until October 25, 1997.

         At the Annual Meeting, the shareholders will be asked to approve a further extnesion of this authority for an additional eighteen-month period from the date of the Annual Meeting until November 28, 1999.

         The affirmative vote of the holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to extend the authorization of the Management Board to repurchase up to 10% of the outstanding share capital of the Company for an additional eighteen-month period from the date of the Annual Meeting.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EXTENSION OF THE AUTHORITY OF THE MANAGEMENT BOARD TO REPURCHASE UP TO 10% OF THE OUTSTANDING SHARE CAPITAL OF THE COMPANY UNTIL NOVEMBER 28, 1999, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 4.

                   EXTENSION OF AUTHORITY OF SUPERVISORY BOARD
     TO ISSUE SHARES OF THE SHARE CAPITAL OF THE COMPANY UNTIL MAY 28, 2002

         Under Dutch law and the Articles of Association, the Supervisory Board has the power to issue shares of the Company's share capital if and insofar as the Supervisory Board has been designated at the annual meeting of shareholders as the authorized body for this purpose. A designation of the Supervisory Board to issue shares may be effective for a specified period of up to five years and may be renewed on an annual rolling basis. In connection with the initial public offering of the Common Shares in September 1995, the shareholders authorized the Supervisory Board to issue shares and/or rights on shares for five years. This five-year period was set to expire on August 31, 2000. At the 1996 annual meeting of shareholders, the shareholders extended the designation of the Supervisory Board to issue common and/or preferred shares and/or to grant rights (including options to purchase) on common and/or preferred shares until April 25, 2001.

         At the Annual Meeting, the shareholders will be asked to approve a further extension of this authority for a five-year period from the date of the Annual Meeting until May 28, 2002.

         The affirmative vote of the holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to extend the authority of the Supervisory Board to issue and/or to grant rights (including options to purchase) on common and/or preferred shares of the Company for a five-year period from the date of the Annual Meeting.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EXTENSION OF THE AUTHORITY OF THE SUPERVISORY BOARD TO ISSUE AND/OR TO GRANT RIGHTS (INCLUDING OPTIONS TO PURCHASE) ON COMMON AND/OR PREFERRED SHARES OF THE COMPANY UNTIL MAY 28, 2002, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 5.

                   EXTENSION OF AUTHORITY OF SUPERVISORY BOARD
           TO LIMIT OR ELIMINATE PREEMPTIVE RIGHTS UNTIL MAY 28, 2002

         Holders of Common Shares (other than employees of the Company and its subsidiaries who are issued Common Shares pursuant to the exercise of options granted under the 1995 Long-Term Incentive Plan or the Nonemployee Director
Plan) have a pro rata preemptive right of subscription to any Common Shares issued for cash unless such right is limited or eliminated. Holders of Common Shares have no pro rata preemptive subscription right with respect to any Common Shares issued for consideration other than cash. If designated for this purpose at the annual meeting of shareholders, the Supervisory Board has the power to limit or eliminate such rights. A designation may be effective for up to five years and may be renewed on an annual rolling basis. In connection with the initial public offering of the Common Shares in September of 1995, the shareholders authorized the Supervisory Board for a five-year period to limit or eliminate from time to time the preemptive rights of holders of Common Shares. This five-year period was set to expire on August 31, 2000. At the 1996 annual meeting of shareholders, the shareholders extended the authorization of the Supervisory Board until April 25, 2001.

         At the Annual Meeting, the shareholders will be asked to approve a further extension of this authority for a five-year period from the date of the Annual Meeting until May 28, 2002.

        The affirmative vote of the holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to extend the authory of the Supervisory Board to limit or eliminate the preemptive rights of holders of Common Shares for a five-year period from the date of the Annual Meeting.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EXTENSION OF THE AUTHORITY OF THE SUPERVISORY BOARD TO LIMIT OR ELIMINATE PREEMPTIVE RIGHTS OF HOLDERS OF COMMON SHARES UNTIL MAY 28, 2002, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 6.

                  ADOPTION OF 1997 AMENDMENT AND RESTATEMENT OF
                               THE INCENTIVE PLAN

         At the Annual Meeting, the shareholders will be asked to approve an amendment and restatement of the 1995 Long-Term Incentive Plan (the "1997 Restatement"). The primary purposes of the 1997 Restatement are to qualify income generated in connection with certain awards under the 1995 Long-Term Incentive Plan (the "Incentive Plan") as "performance-based" for purposes of
Section 162(m) of the Code (as described below) and to increase the number of Common Shares that may be issued pursuant to the Incentive Plan from 650,000 to 1,450,000. The primary amendment to be effected by the 1997 Restatement is to increase the number of Common Shares subject to the Incentive Plan by 800,000.

        The 1997 Restatement was unanimously approved by the Supervisory Board on February 18, 1997, subject to shareholder approval at the Annual Meeting. If the 1997 Restatement is not approved by the shareholders of the Company at the Annual Meeting, then no further awards will be granted under the Incentive Plan from and after the date of the Annual Meeting.

         The Incentive Plan is designed to retain selected employees of the Company and its subsidiaries and reward them for making significant contributions to the success of the Company and its subsidiaries. These objectives are to be accomplished by making awards under the Incentive Plan and thereby providing participants with a proprietary interest in the growth and performance of the Company and its subsidiaries. Accordingly, the Incentive Plan provides for granting (a) "incentive stock options" as defined in Section 422 of the Code, (b) stock options that do not constitute incentive stock options ("nonqualified stock options") and (c) "restricted shares" that are either (1) Common Shares that are restricted or subject to forfeiture provisions or (2) a credit of units to a bookkeeping account maintained by the Company evidencing accrual to a participant of unsecured and unfunded conditional rights to acquire Common Shares.

         Set forth below is a summary of the terms of the Incentive Plan, as amended and restated by the 1997 Restatement, which summary is qualified in its entirety by reference to the full text of the 1995 Long-Term Incentive Plan, as amended and restated, a copy of which is attached hereto as Appendix A.

NUMBER OF SHARES SUBJECT TO THE INCENTIVE PLAN

        The aggregate maximum number of Common Shares authorized to be issued under the Incentive Plan pursuant to grants of stock options and restricted shares is 1,450,000 Common Shares. In each case, these numbers may be adjusted upon a reorganization, stock split, recapitalization, or other change in the Company's capital structure. As of April 1, 1997, 675,000 Common Shares had been issued under the Incentive Plan in connection with the exercise of stock options or the vesting of restricted shares, and 650,000 Common Shares are subject to currently outstanding awards under the Incentive Plan.

ADMINISTRATION

         The Incentive Plan is administered by a committee (the "Committee") of, and appointed by, the Supervisory Board, and such committee must be comprised solely of two or more directors who are both (a) outside directors (within the meaning of Section 162(m) of the Code) and (b) nonemployee directors (within the meaning of Rule 16b-3 under the Exchange Act). No member of the Committee is eligible to receive an award under the Incentive Plan. The Compensation Committee currently serves as the Committee.

         The Committee has full authority, subject to the terms of the Incentive Plan, to establish rules and regulations for the proper administration of the Incentive Plan, to select the persons to whom awards are granted, and to set the date of grant and the other terms of the awards.

         The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Incentive Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant awards to, or take other action with respect to, participants who are subject to Section 16 of the Exchange Act.

ELIGIBILITY

         All of the employees of the Company and its subsidiaries (including an employee who may also be an officer or director of any such company) are eligible to participate in the Incentive Plan. The selection of employees, from among those eligible, who will receive awards under the Incentive Plan is within the discretion of the Committee.

EFFECTIVE DATE AND TERMINATION OF THE INCENTIVE PLAN

         The Incentive Plan was originally effective as of September 1, 1995. The 1997 Restatement will be effective as of the date of the Annual Meeting if it is approved by the Company's shareholders. No further incentive stock options may be granted under the Incentive Plan on or after the tenth anniversary of the Annual Meeting. The Supervisory Board may terminate the Incentive Plan at any time without prejudice to the holders of any then outstanding awards.

STOCK OPTIONS

         OPTION CONTRACT; STATUS OF OPTION; TERM. All options will be evidenced by a written contract containing provisions consistent with the Incentive Plan and such other provisions as the Committee deems appropriate. The status of each grant of an option as an incentive stock option or a nonqualified stock option will be designated by the Committee at the time of grant. The term of each option will be as specified by the Committee at the date of grant (but not more than ten years in the case of incentive stock options). The effect of an employee's termination of employment by reason of death, retirement, disability or otherwise will be specified in the option contract that evidences each option grant.

         SIZE OF GRANT; OPTION PRICE. The number of shares for which an option is granted to an employee will be determined by the Committee. The option price will also be determined by the Committee, and, in the case of an incentive stock option, such option price will be no less than the fair market value of the Common Shares on the date that the option is granted. The option price upon exercise may, at the discretion of the Committee, be paid by an employee in cash, other Common Shares owned by the employee, by surrendering all or part of that or any other award under the Incentive Plan or by any combination thereof.

RESTRICTED SHARES

         An award of restricted shares may consist of Common Shares or may be denominated in units of Common Shares. All or part of any such award may be subject to conditions established by the Committee and set forth in the written agreement evidencing such award, which conditions may include, but are not limited to, (a) the attainment of one or more performance targets established by the Committee that are based on (1) the price of a Common Share, (2) the Company's earnings before interest, taxes, depreciation, and amortization, (3) the Company's earnings per share, (4) the total return to holders of Common Shares based upon price appreciation and dividends paid, (5) the Company's market share, (6) the market share of a business unit of the Company designated by the Committee, (7) the Company's sales, (8) the sales of a business unit of the Company designated by the Committee, (9) the Company's cash flow or (10) the return on shareholders' equity achieved by the Company; (b) the award recipient's continued employment with the Company and its subsidiaries for a specified period of time; (c) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion or (d) a combination of any of the foregoing. Each award of restricted shares may have different conditions and restrictions, in the discretion of the Committee. Dividends or dividend equivalent rights may be extended to and made part of any award denominated in Common Shares or units of Common Shares, subject to such terms, conditions, and restrictions as the Committee may establish.

TRANSFERABILITY

         Unless otherwise determined by the Committee and provided in an award agreement, awards under the Incentive Plan are generally not transferable except
(i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder (a "QDRO") or (iii) with the consent of the Committee. The preceding sentence notwithstanding, no ISO Award (as defined in the Incentive Plan) will be assignable or otherwise transferable, except by will or the laws of descent and distribution or pursuant to a QDRO.

CHANGE IN CONTROL

         The Incentive Plan provides that each stock option will become fully exercisable and the restrictions on restricted shares will lapse upon a Change in Control (as defined in the Incentive Plan). Under certain circumstances, participants may be entitled to additional payments from the Company under the Incentive Plan in order to keep them whole with respect to certain golden parachute excise taxes imposed by the Code.

AMENDMENTS

         The Supervisory Board may from time to time amend the Incentive Plan; however, no amendment which materially modifies the requirements as to eligibility for participation in the Incentive Plan or that increases the total number of Common Shares authorized or available under the Incentive Plan may be adopted without the prior approval of the shareholders of the Company.

FEDERAL INCOME TAX ASPECTS OF THE INCENTIVE PLAN

         NONQUALIFIED STOCK OPTIONS. As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option such as that under the Incentive Plan, and the Company is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a nonqualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. Upon the exercise of a nonqualified stock option, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee, assuming any federal income tax withholding requirements are satisfied. Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option, any appreciation after the date of exercise should qualify as capital gain. If the shares received upon the exercise of a nonqualified stock option are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax withholding requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% shareholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a nonqualified stock option.

         INCENTIVE STOCK OPTIONS. The incentive stock options under the Incentive Plan are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an incentive stock option if the optionee does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "holding period"). In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an incentive stock option, the difference between the fair market value of the shares on the date of exercise and the exercise price must be included in the optionee's alternative minimum taxable income. However, if the optionee exercises an incentive stock option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

         Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

         RESTRICTED SHARES. An employee who has been granted restricted shares under the Incentive Plan consisting of Common Shares that are subject to forfeiture provisions will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the forfeiture provisions constitute a substantial risk of forfeiture for federal income tax purposes. Upon expiration of the forfeiture restrictions (i.e., as shares become vested), the employee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and, subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a corresponding deduction. Dividends paid to the holder during the period that the forfeiture restrictions apply will also be compensation to the employee and deductible as such by the Company. Notwithstanding the foregoing, the recipient of such restricted shares may elect to be taxed at the time of grant of the restricted shares based upon the fair market value of the shares on the date of the award, in which case (a) subject to Section 162(m) of the Code, the Company will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company and
(c) there will be no further federal income tax consequences when the forfeiture restrictions lapse.

         An employee who has been granted restricted shares under the Incentive Plan consisting of a credit of units to a bookkeeping account maintained by the Company evidencing accrual to such employee of unsecured and unfunded conditional rights to acquire Common Shares will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Upon expiration of the restrictions applicable to such restricted shares, the employee will realize ordinary income in an amount equal to the excess of the fair market value of the property distributed to the employee by the Company at that time over the amount, if any, paid by the employee for such property, and, subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a corresponding deduction.

         SECTION 162(M) OF THE CODE. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations issued thereunder, the Company believes that the income generated in connection with the exercise of stock options granted by the Committee under the Incentive Plan that have an option exercise price that is at least equal to the fair market value of the shares subject to the option on the date of grant should qualify as performance-based compensation, and, accordingly, the Company's deductions for such compensation should not be limited by Section 162(m) of the Code. However,
Section 162(m) of the Code could limit the Company's deduction with respect to compensation income generated in connection with the exercise of an option granted by the Committee that had an option exercise price less than the fair market value of the shares on the date of grant. The Incentive Plan has been designed to provide flexibility with respect to whether restricted shares awarded by the Committee will qualify as performance-based compensation under
Section 162(m) of the Code. The Company believes that certain awards of restricted shares by the Committee under the Incentive Plan will so qualify and the Company's deductions with respect to such awards should not be limited by
Section 162(m). However, certain awards of restricted shares made by the Committee and all awards of options and restricted shares made by a delegate of the Committee will not qualify as performance-based compensation, and, therefore, the Company's compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation.

         The Incentive Plan is not qualified under section 401(a) of the Code.

         The comments set forth in the above paragraphs are only a summary of certain of the federal income tax consequences relating to the Incentive Plan. No consideration has been given to the effects of foreign, state, local, or other tax laws on the Incentive Plan or award recipients, or the application of Dutch tax law to the Company.

INAPPLICABILITY OF ERISA

         Based upon current law and published interpretations, the Company does not believe the Incentive Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

         The affirmative vote of holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to adopt the 1997 Restatement.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE 1997 RESTATEMENT, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 7.

                  ADOPTION OF 1997 AMENDMENT AND RESTATEMENT OF
                            NONEMPLOYEE DIRECTOR PLAN

        At the Annual Meeting, the shareholders will be asked to approve an amendment and restatement of the Nonemployee Director Plan (the "1997 Amendment to the Nonemployee Director Plan"), a copy of which is attached hereto as Appendix B. The primary amendments to be effected by the 1997 Amendment to the Nonemployee Director Plan are (a) the number of Common Shares subject to the Nonemployee Director Plan will be increased by 50,000 and (b) the number of shares granted annually will be increased to 5,000 if the nonemployee Supervisory Director is not the Chairman of the Supervisory Board or to 10,000 Common Shares if the nonemployee Supervisory Director is the Chairman of the Supervisory Board.

         The 1997 Amendment to the Nonemployee Director Plan was unanimously approved by he Supervisory Board on February 18, 1997. If the 1997 Amendment to the Nonemployee Director Plan is not approved by the shareholders at the Annual Meeting, then no awards above the 50,000 Common Shares initially authorized will be granted under the Nonemployee Director Plan from and after the date of the Annual Meeting.

         Pursuant to the Nonemployee Director Plan, as amended by the 1997 Amendment to the Nonemployee Director Plan, each Supervisory Director who is not an employee of the Company is automatically granted nonqualified options ("Director Options") to purchase 1,000 Common Shares, generally on the date such person first becomes a nonemployee Supervisory Director. In addition, each person serving as a nonemployee Supervisory Director on the day after the date of the annual meeting of shareholders is automatically granted Director Options to purchase an additional 5,000 Common Shares if such Supervisory Director is not the Chairman of the Supervisory Board or 10,000 Common Shares if such Supervisory Director is the Chairman of the Supervisory Board, subject to the availability for issuance of such Common Shares under the 1997 Amendment to the Nonemployee Director Plan. The purchase price of each Common Share that is subject to a Director Option granted pursuant to the 1997 Amendment to the Nonemployee Director Plan is equal to 100% of the fair market value of a Common Share on the date the Director Option is granted, which, so long as the Common Shares are quoted on the Nasdaq Stock Market, will be the final closing sales price per Common Share on the date of the grant. The exercise price of the Director Options is payable in cash or in previously owned Common Shares held by the optionee for more than six months, valued at fair market value on the date of exercise, or any combination thereof.

         Director Options are exercisable commencing on the day before the annual meeting of shareholders following the date of grant. Upon a change in control of the Company, any unmatured installments of outstanding Director Options become immediately exercisable in full. A "change in control" is generally deemed to have occurred if (a) an event occurs that requires reporting under Regulation 14A of the Exchange Act, (b) any person other than a Supervisory Director or any person controlled by a Supervisory Director becomes a beneficial owner, directly or indirectly, of equity securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Supervisory Board, (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Supervisory Board immediately prior to such transaction or event constitute less than a majority of the Supervisory Board thereafter or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Supervisory Board (or who were subsequently elected with the approval of at least two-thirds of the members of the Supervisory Board still in office who were members at the beginning of the period) cease for any reason to constitute at least a majority of the Supervisory Board.

         A maximum of 100,000 Common Shares may be issued pursuant to Director Options, subject to certain antidilution adjustments. However, Common Shares subject to Director Options that are forfeited or terminated or expire unexercised without the issuance of Common Shares to a nonemployee Supervisory Director will again become available for grant. None of the Director Options may be exercised after ten years from the date of grant. Director Options are not transferable other than by will or by the laws of descent and distribution, pursuant to a QDRO or with the consent of the Supervisory Board. In the event of termination of service as a Supervisory Director, the outstanding Director Options held by the Supervisory Director will expire one year after termination and may be exercised only to the extent that they were exercisable on the date of termination.

         The Nonemployee Director Plan was originally effective as of September 1, 1995. The 1997 Amendment to the Nonemployee Director Plan will be effective as of the date of the Annual Meeting if it is approved by the shareholders. The Supervisory Board has the right to amend, alter or discontinue the Nonemployee Director Plan at any time, except that (i) without the consent of the affected optionee, no amendment or alteration may be made that would impair the rights of any optionee under any Director Option theretofore granted and (ii) no amendment will be effective prior to approval of the shareholders of the Company, to the extent such approval is then required pursuant to Rule 16b-3 under the Exchange Act or to the extent shareholder approval is otherwise required by applicable legal requirements.

        Director Options are intended to be nonqualified stock options for U.S. federal income tax purposes. For a description of the federal income tax consequences of nonqualified stock options, see "Federal Income Tax Aspects of the Incentive Plan - Nonqualified Stock Options" above which provides a summary of certain federal income tax consequences applicable to the 1997 Amendment to the Nonemployee Director Plan. No consideration has been given to the effects of foriegn, state, local or other tax laws on the 1997 Amendment to the Nonemployee Director Plan or award recepients, or the application of Dutch tax law to the Company.

         The affirmative vote of holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to adopt the 1997 Amendment to the Nonemployee Director Plan.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE 1997 AMENDMENT TO THE NONEMPLOYEE DIRECTOR PLAN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 8.

                         RATIFICATION OF APPOINTMENT OF
                               ARTHUR ANDERSEN LLP
                         AS INDEPENDENT PUBLIC AUDITORS
                             OF THE COMPANY FOR 1997

         The Supervisory Board has appointed the firm of Arthur Andersen LLP as the Company's independent public auditors for the year ending December 31, 1997, subject to ratification by the shareholders. Arthur Andersen LLP has acted as the Company's auditors since inception. Representatives of Arthur Andersen LLP are not expected to be present at the Annual Meeting.

         The affirmative vote of holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Arthur Andersen LLP as the Company's independent public auditors for 1997.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP'S APPOINTMENT AS THE COMPANY'S INDEPENDENT PUBLIC AUDITORS FOR 1997, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 9.

                                  OTHER MATTERS

         The Supervisory Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                              SHAREHOLDER PROPOSALS

         Any proposal of a shareholder intended to be presented at the 1998 Annual Meeting of Shareholders must be received at the Company's principal executive offices no later than November 15, 1997 if the proposal is to be considered for inclusion in the Company's proxy statement relating to such meeting.

                                  By Order of the Board of Supervisory Directors


                                  Jacobus Schouten
                                  SUPERVISORY DIRECTOR

Amsterdam, The Netherlands
May 2, 1997

                             CORE LABORATORIES N.V.

               THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF SUPERVISORY DIRECTORS OF CORE LABORATORIES N.V. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MAY 29, 1997.

P The undersigned hereby constitutes and appoints Jacobus Schouten and John D. Denson, and each or either of them, his true and lawful attorneys and proxies with full power of substitution, for and in the
R name, place a stead of the undersigned, to attend the Annual Meeting of Shareholders of Core Laboratories N.V. to be held at the at the law offices of Nauta Dutilh, Weena 750, 3014 DA Rotterdam, The Netherlands,
O on May 29, 1997 at 10:00 a.m., local time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereof, as provided on the reverse side of this
X card, the number of shares the undersigned would be entitled to vote if personally present. IN ACCORDANCE WITH THEIR DISCRETION, SAID ATTORNEYS AND PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER GUISES AS MAY
Y        PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF SUPERVISORY DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE FOUR NOMINEES AND FOR PROPOSALS 2, 3, 4, 5, 6, 7 AND 8.

                (To be signed and continued on the reverse side.)

           Please mark your
    [X]    vote as in this
           example.


1.   Election of Supervisory Directors.

     FOR           WITHHELD            NOMINEES:   JACOBUS SCHOUTEN
(TO VOTE FOR       FOR ALL                         JOSEPH PERNA
ALL NOMINEES                                       JAMES A. READ
   LISTED)                                         FRERIK PLUIMERS*

     [ ]              [ ]

* Any proxy voted in favor of the election of Frerik Pluimers as Supervisory Director will be contingent on the closing of the acquisition by Core Laboratories N.V. of Saybolt International B.V. In the event such closing does not occur, the Class II Supervisory Directors will continue with two, rather than three, Supervisory Directors until the next annual meeting of shareholders.

FOR all Nominees listed (except as marked to the contrary below):

________________________________________________________________

2.    Approval of Annual Accounts.

      FOR            AGAINST         ABSTAIN

      [ ]              [ ]             [ ]

3. Approval of Extension of Authority of Management Board to Repurchase up to 10% of the Outstanding Share Capital of the Company until November 28, 1999.

      FOR            AGAINST         ABSTAIN

      [ ]              [ ]             [ ]

4. Approval of Extension of Authority of Supervisory Board to Issue and/or to Grant Rights (including Options to Purchase) on Common and/or Preferred Shares of the Company until May 28, 2002.

      FOR            AGAINST         ABSTAIN

      [ ]              [ ]             [ ]

5. Approval of Extension of Authority of Supervisory Board to Limit or Eliminate Preemptive Rights of Holders of Common Shares until May 28, 2002.

      FOR            AGAINST         ABSTAIN

      [ ]              [ ]             [ ]

6.    Approval of 1997 Restatement.

      FOR            AGAINST         ABSTAIN

      [ ]              [ ]             [ ]

7.    Approval of 1997 Amendment to the Nonemployee Director Plan.

      FOR            AGAINST         ABSTAIN

      [ ]              [ ]             [ ]

8. Ratification of Appointment of Arthur Andersen LLP as Independent Public Auditors of the Company for 1997.

      FOR            AGAINST         ABSTAIN

      [ ]              [ ]             [ ]

SIGNATURE:____________________________________   DATE:_________________________

SIGNATURE:____________________________________   DATE:_________________________

NOTE: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one trustee, all should sign. All joint owners must sign.

                                                                      APPENDIX A

                             CORE LABORATORIES N.V.
                          1995 LONG-TERM INCENTIVE PLAN
            (AS AMENDED AND RESTATED EFFECTIVE AS OF MAY 29, 1997)

         1. OBJECTIVES. The Core Laboratories N.V. 1995 Long-Term Incentive Plan (the "Plan") is designed to retain selected employees of Core Laboratories N.V. (the "Company") and its Subsidiaries and reward them for making significant contributions to the success of the Company and its Subsidiaries. These objectives are to be accomplished by making awards under the Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company and its Subsidiaries. The Plan as set forth herein constitutes an amendment and restatement of the Plan as previously adopted by the Company and shall supersede and replace in its entirety such previously adopted plan. This amendment and restatement of the Plan shall be effective as of May 29, 1997, provided this amendment and restatement of the Plan is approved by the shareholders of the Company on such date at the Company's 1997 Annual Meeting of Shareholders. If this amendment and restatement of the Plan is not so approved by the shareholders, then no Awards shall be granted under the Plan on or after May 29, 1997.

         2. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

                  "AWARD" means the grant of a Nonqualified Option, an ISO, or Restricted Shares, whether granted singly, in combination or in tandem, to a Participant pursuant to any applicable terms, conditions, and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

                  "AWARD AGREEMENT" means a written agreement between the Company and a Participant that sets forth the terms, conditions, and limitations applicable to an Award.

                  "BOARD" means the Board of Supervisory Directors of the Company.

                  "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time.

                  "COMMITTEE" means a committee appointed by the Board to administer the Plan, which committee shall be comprised solely of two or more individuals who qualify both as (i) "outside directors" within the meaning of
Section 162(m) of the Code and applicable interpretive authority thereunder and
(ii) "Non-Employee Directors" within the meaning of Rule 16b-3.

                  "COMMON SHARES" means the Common Shares, par value NLG .03 (U.S. $.05) per share, of the Company.

                  "DIRECTOR" means an individual serving as a member of the Board and any individual serving as an Advisory Director to the Board.

                  "EFFECTIVE DATE" means May 29, 1997.

                  "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended from time to time.

                  "FAIR MARKET VALUE" means, as of a particular date, (i) if the Common Shares are listed on a national securities exchange, the final closing sales price per Common Share on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sales so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the Common Shares are not so listed but are quoted on the Nasdaq National Market, the final closing sales price per Common Share on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Shares are not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc. or (iv) if none of the above is applicable, such amount as may be determined by the Board, in good faith, to be the fair market value per Common Share.

                  "ISO" means an incentive stock option within the meaning of
Section 422 of the Code.

                  "NONQUALIFIED OPTION" means a nonqualified stock option within the meaning of Section 83 of the Code.

                  "PARTICIPANT" means an eligible employee of the Company or any of its Subsidiaries to whom an Award has been made under this Plan.

                  "RESTRICTED SHARES" means (i) Common Shares that are restricted or subject to forfeiture provisions or (ii) a credit of units to a bookkeeping account maintained by the Company evidencing accrual to a Participant of unsecured and unfunded conditional rights to acquire Common Shares.

                  "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

                  "SUBSIDIARY" means (i) with respect to Awards of Nonqualified Options and Restricted Shares, any corporation, limited liability company, or similar entity of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of equity securities of such entity, which have the right to vote generally on matters submitted to a vote of the holders of equity interests in such entity, and (ii) with respect to Awards of ISOs, any subsidiary within the meaning of
Section 424(f) of the Code or any successor provision.

         3. ELIGIBILITY. All employees of the Company and its Subsidiaries are eligible for Awards under this Plan. The Committee in its sole discretion shall select the Participants in the Plan from time to time by the grant of Awards under the Plan. The selection of Participants and the granting of Awards under this Plan shall be entirely discretionary and nothing in this Plan shall be deemed to give any employee of the Company or its Subsidiaries any right to participate in this Plan or to be granted an Award.

         4. COMMON SHARES AVAILABLE FOR AWARDS. There shall be available for Awards granted wholly or partly in Common Shares (including rights or options which may be exercised for or settled in Common Shares) during the term of this Plan an aggregate of 1,450,000 million Common Shares, subject to adjustment as provided in Section 14. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make Common Shares available for issuance pursuant to Awards. Common Shares related to Awards that are forfeited or terminated or that expire unexercised shall immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3.

         5. ADMINISTRATION. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations, and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award, or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant holding such Award or (ii) consented to by such Participant, including (in either case) an amendment or modification that may result in an ISO Award losing its status as an ISO. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive, and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Section 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee, or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

         6. DELEGATION OF AUTHORITY. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

         7. AWARDS. The Committee shall in its discretion determine the type or types of Awards to be made to each Participant under this Plan. Each Award made hereunder shall be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer, President, or any Vice President of the Company for and on behalf of the Company. An Award Agreement may include provisions for the repurchase by the Company of Common Shares acquired pursuant to the Plan and the repurchase of a Participant's option rights under the Plan. Awards may consist of those listed in this Section 7 and may be granted singly, in combination, or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (i) under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity, or (ii) made to any Company or Subsidiary employee by the Company or any Subsidiary. An Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of Common Shares that may be subject to Awards granted to any one individual during any calendar year may not exceed 800,000 Common Shares, subject to adjustment as provided in Section 14. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated in connection with Awards granted under the Plan by the Committee to constitute "performance-based" compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Common Shares subject to Awards that are canceled or repriced.

                  (a) STOCK OPTION. An Award may consist of a right to purchase a specified number of Common Shares at a price and upon terms and conditions specified by the Committee in the Award Agreement or otherwise. A stock option may be in the form of a Nonqualified Option or an ISO. Each ISO Award shall, in addition to being subject to applicable terms, conditions, and limitations established by the Committee, comply with Section 422 of the Code and, notwithstanding anything herein to the contrary, (1) no ISO may be granted under the Plan on or after the tenth anniversary of the Effective Date, (2) no Participant may be granted an ISO to the extent that, upon the grant of the ISO, the aggregate Fair Market Value (determined as of the date the Award is granted) of the Common Shares with respect to which ISOs (including Awards hereunder) are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Affiliate) would exceed $100,000, (3) the exercise price of the ISO may not be less than 100% of the Fair Market Value of the Common Shares at the time of grant (or not less than 110% of such Fair Market Value if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any parent or Subsidiary), (4) no ISO granted to any person who, at the time of such grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any parent or Subsidiary may, by its terms, be exercisable after the expiration of five years from the date of grant of such ISO, and (5) an ISO granted to a Participant shall be exercisable during the Participant's lifetime only by such Participant or the Participant's guardian or legal representative.

                  (b) AWARD OF RESTRICTED SHARES. An Award of Restricted Shares may consist of Common Shares or may be denominated in units of Common Shares. All or part of any such Award may be subject to conditions established by the Committee and set forth in the Award Agreement, which conditions may include, but are not limited to, (1) the attainment of one or more performance targets established by the Committee that are based on (A) the price of a Common Share, (B) the Company's earnings before interest, taxes, depreciation, and amortization, (C) the Company's earnings per share, (D) the total return to holders of Common Shares based upon price appreciation and dividends paid, (E) the Company's market share, (F) the market share of a business unit of the Company designated by the Committee, (G) the Company's sales, (H) the sales of a business unit of the Company designated by the Committee, (I) the Company's cash flow, or (J) the return on shareholders' equity achieved by the Company, (2) the Award recipient's continued employment with the Company and its Subsidiaries for a specified period of time, (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (4) a combination of any of the foregoing. Each Award of Restricted Shares may have different conditions and restrictions, in the discretion of the Committee. Each such Award may be based on Fair Market Value or other specified valuations. The certificates evidencing Common Shares issued in connection with an Award of Restricted Shares shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Shares or units of Common Shares, subject to such terms, conditions, and restrictions as the Committee may establish.

                  (c) CHANGE IN CONTROL. A stock option shall become fully exercisable and restrictions on Restricted Shares shall lapse upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change in Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (1) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; (2) after the Effective Date any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person that is a Director of the Company on the Effective Date or any person controlled by such a Director, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of a least two-thirds of the members of the Board in office immediately prior to such person's attaining such percentage interest; (3) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (4) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new member whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the members of the Board then still in office who were members at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

         8. SUBSTITUTION OF AWARDS. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

         9. STOCK OPTION EXERCISE. The price at which Common Shares may be purchased under a stock option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Shares or surrendering all or part of that or any other Award, including Restricted Shares, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Shares or Awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for procedures to permit the exercise or purchase of Awards by (i) loans from the Company or (ii) use of the proceeds to be received from the sale of Common Shares issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event Restricted Shares are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of Restricted Shares used as consideration therefor, shall be subject to the same restrictions as the Restricted Shares so submitted as well as any additional restrictions that may be imposed by the Committee.

         10. TAX WITHHOLDING. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or Common Shares under this Plan, an appropriate amount of cash or number of Common Shares or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of Common Shares theretofore owned by the holder of the Award with respect to which withholding is required. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

         11. AMENDMENT, MODIFICATION, SUSPENSION, OR TERMINATION. The Board may amend, modify, suspend, or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) no amendment or alteration that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant's consent and (ii) no amendment or alteration shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent shareholder approval is otherwise required by applicable legal requirements. Notwithstanding the foregoing, no amendment or modification shall be made, without the approval of the shareholders of the Company, which would:

                  (a) Increase the total number of shares reserved for the purposes of the Plan under Section 4, except as provided in Section 14; or

                  (b) Materially modify the requirements as to eligibility for participation in the Plan.

         12. TERMINATION OF EMPLOYMENT. Upon the termination of employment by a Participant, any unexercised, deferred, or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of any

Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award, or otherwise amend or modify the Award in any manner that is either (i) not adverse to such Participant or (ii) consented to by such Participant.

         13. ASSIGNABILITY. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except(i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO") or (iii) with the consent of the Committee. The preceding sentance notwithstanding, no ISO Award under this Plan shall be assignable or otherwise transferable, except by will or the laws of descent and distribution or pursuant to a QDRO. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 13 or the terms of an Award Agreement shall be null and void.

         14.      ADJUSTMENTS.

                  (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the share capital of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference shares (whether or not such issue is prior to, on a parity with or junior to the Common Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

                  (b) In the event of any subdivision or consolidation of outstanding Common Shares or declaration of a dividend payable in Common Shares or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding Common Shares, the Committee may adjust proportionally (i) the number of Common Shares reserved under this Plan, the maximum number of Common Shares that may be subject to Awards granted to any one individual during a calendar year, and the number of Common Shares covered by outstanding Awards denominated in Common Shares or units of Common Shares; (ii) the exercise or other price in respect of such Awards; and (iii) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Shares or any distribution to holders of Common Shares of securities or property (other than normal cash dividends or dividends payable in Common Shares), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall be authorized, in its discretion, (i) to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, (ii) to make provision, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, Awards and the termination of options that remain unexercised at the time of such transaction, or (iii) to provide for the acceleration of the vesting and exercisability of the options and the cancellation thereof in exchange for such payment as shall be mutually agreeable to the Participant and the Committee.

         15. RESTRICTIONS. No Common Shares or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that, if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing Common Shares delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Shares are then listed, and any applicable foreign and United States federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

         16. UNFUNDED PLAN. Insofar as it provides for Awards of Common Shares or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to Common Shares or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Common Shares or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board, or the Committee be deemed to be a trustee of any Common Shares or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of Common Shares or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement with such Participant, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board, or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

         17. PARACHUTE PAYMENT LIMITATION. Notwithstanding any contrary provision of the Plan, the Committee may provide in the Award Agreement for a limitation on the acceleration of vesting and exercisability of unmatured Awards to the extent necessary to avoid or mitigate the impact of the golden parachute excise tax under Section 4999 of the Code on the Participant. In the event the Award Agreement does not contain any contrary provision regarding the method of avoiding or mitigating the impact of the golden parachute excise tax under
Section 4999 of the Code on the Participant, then the Participant shall be entitled to a "Special Reimbursement" (as hereinafter defined). If the Special Reimbursement applies, then, if the Participant is liable for the payment of any excise tax (the "Basic Excise Tax") because of Section 4999 of the Code or any successor or similar provision with respect to any payments or benefits received or to be received from the Company, its affiliates, or any successor to the Company or its affiliates, whether provided pursuant to this Plan or otherwise, the Company shall pay the Participant an amount (the "Special Reimbursement") which, after payment by the Participant (or on the Participant's behalf) of any federal, foreign, state, and local taxes applicable thereto, including, without limitation, any further excise tax under Section 4999 of the Code, on, with respect to, or resulting from the Special Reimbursement, equals the net amount of the Basic Excise Tax. Notwithstanding any contrary provision of an Award Agreement, if a Participant is entitled to a Special Reimbursement with respect to any Award, no limitation on the vesting or exercisability of any other unmatured Award shall apply.

         18. NO EMPLOYMENT GUARANTEED. No provision of this Plan or any Award Agreement hereunder shall confer any right upon any employee to continued employment with the Company or any Subsidiary.

         19. RIGHTS AS SHAREHOLDER. Unless otherwise provided under the terms of an Award Agreement, a Participant shall have no rights as a holder of Common Shares with respect to Awards granted hereunder, unless and until certificates for Common Shares are issued to such Participant.

         20. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

         21. EFFECTIVE DATE OF PLAN. This Plan originally became effective on September 1, 1995. This amendment and restatement of the Plan shall be effective as provided in Section 1.

                                                                      APPENDIX B

                             CORE LABORATORIES N.V.
                   1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
         (AS AMENDED AND RESTATED EFFECTIVE AS OF MAY 29, 1997)

         1. OBJECTIVES. This Nonemployee Director Stock Option Plan (the "Plan") is intended as an incentive to retain and attract persons of training, experience, and ability to serve as independent directors on the Board of Supervisory Directors of Core Laboratories N.V. (the "Company") and as Advisory Directors to the Board of Supervisory Directors, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company. It is further intended that the options granted pursuant to this Plan (the "Options") will be nonqualified options within the meaning of Section 83 of the Code. The Plan as set forth herein constitutes an amendment and restatement of the Core Laboratories N.V. 1995 Nonemployee Director Stock Option Plan as previously adopted by the Company and shall supersede and replace in its entirety such previously adopted plan. This amendment and restatement of the Plan shall be effective as of May 29, 1997, provided this amendment and restatement of the Plan is approved by the shareholders of the Company on such date at the Company's 1997 Annual Meeting of Shareholders. If this amendment and restatement of the Plan is not so approved by the shareholders, then no Options above the 50,000 Common Shares initially authorized shall be granted under the Plan on or after May 29, 1997.

         2. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

                  "BOARD" means the Board of Supervisory Directors of the Company.

                  "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time.

                  "COMMON SHARES" means the Common Shares, par value NLG .03 (U.S. $.05) per share, of the Company.

                  "DIRECTOR" means any individual serving as a member of the Board and any individual serving as an Advisory Director to the Board.

                  "EFFECTIVE DATE" means May 29, 1997.

                  "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended from time to time.

                  "FAIR MARKET VALUE" means, as of a particular date, (a) if the Common Shares are listed on a national securities exchange, the final closing sales price per Common Share on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the Common Shares are not so listed but are quoted on the Nasdaq National Market, the final closing sales price per Common Share on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Shares are not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Board, in good faith, to be the fair market value per Common Share.

                  "NONEMPLOYEE DIRECTOR" means any Director who is not an employee of the Company or any Subsidiary and has not been an employee since the date of the most recent annual general meeting of shareholders of the Company.

                  "OPTION AGREEMENT" means a written agreement between the Company and an Optionee that sets forth the terms, conditions, and limitations applicable to an Option.

                  "OPTIONEE" means a Nonemployee Director to whom an Option has been granted under this Plan.

                  "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

                  "SUBSIDIARY" means any corporation, limited liability company, or similar entity of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of equity securities of such entity, which have the right to vote generally on matters submitted to a vote of the shareholders of equity interests in such entity.

         3. DESIGNATION OF OPTIONEES; AUTOMATIC GRANT OF OPTIONS. Each Nonemployee Director shall be granted Options as described hereunder. Each individual who becomes a Nonemployee Director shall be granted an Option to purchase 1,000 Common Shares (subject to adjustment as provided in Paragraph 10) on the date such person first becomes a Nonemployee Director. Furthermore, each person serving as a Nonemployee Director on the day after the date of each annual general meeting of shareholders of the Company shall be granted on such date an Option to purchase (a) an additional 5,000 Common Shares (subject to adjustment as provided in Paragraph 10) if such Nonemployee Director is not the Chairman of the Board or (b) an additional 10,000 Common Shares (subject to adjustment as provided in Paragraph 10) if such Nonemployee Director is the Chairman of the Board. Notwithstanding the foregoing, this Plan shall terminate and no further Options shall be granted if the number of shares subject to future grant under this Plan is not sufficient to make all automatic grants required to be made pursuant to this Plan on such date of grant.

         4. OPTION AGREEMENT. Each Option granted hereunder shall be described in an Option Agreement, which shall be subject to the terms and conditions set forth above and shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company.

         5. COMMON SHARES RESERVED FOR THE PLAN. Subject to adjustment as provided in Paragraph 10 hereof, a total of 100,000 Common Shares shall be reserved for issuance upon the exercise of Options granted pursuant to this Plan. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file, and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which Common Shares are listed or quoted in order to make Common Shares available for issuance pursuant to this Plan. Common Shares subject to Options that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares subject thereto are not issued to an Optionee shall immediately become available for the granting of Options.

         6. OPTION PRICE. The purchase price of each Common Share that is subject to an Option granted pursuant to this Plan shall be 100% of the Fair Market Value of such Common Share on the date the Option is granted.

         7. OPTION PERIOD. Each Option granted pursuant to this Plan shall terminate and be of no force and effect with respect to any Common Shares not purchased by the Optionee upon the earliest to occur of the following: (a) the expiration of ten years following the date upon which the Option is granted or
(b) the expiration of one year following the date upon which the Optionee ceases to be a Director.

         8.       EXERCISE OF OPTIONS.

                  (a) Each Option granted pursuant to this Plan shall be exercisable with respect to the total number of Common Shares originally subject to the Option on the day before each annual general meeting of shareholders of the Company following the date of grant.

                  (b) Except as permitted by an assignment in accordance with Paragraph 9, an Option may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

                  (c) In the event that an Optionee ceases to be a Director, an Option granted to such Optionee may be exercised only to the extent such Option was exercisable at the time he ceased to serve in such capacity.

                  (d) The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash or by means of tendering theretofore owned Common Shares which have been held by the Optionee for more than six months, valued at Fair Market Value on the date of exercise, or any combination thereof. No holder of an Option shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares subject to any Option unless and until certificates evidencing such shares shall have been issued by the Company to such holder.

         9. ASSIGNABILITY. No Option shall be assignable or otherwise transferable except (a) by will or the laws of descent and distribution, (b) pursuant to a qualified domestic relations order as defined by the Code or Title I of the

United States Employee Retirement Income Security Act, or the rules thereunder, or (c) with the consent of the Board. Any attempted assignment of an Option in violation of this Paragraph 9 shall be null and void.

         10.      ADJUSTMENTS; CHANGE IN CONTROL.

                  (a) The existence of outstanding Options shall not affect in any manner the right or power of the Company or its shareholders to make or authorize (i) any or all adjustments, recapitalizations, reorganizations, or other changes in the share capital of the Company or its business, (ii) any merger or consolidation of the Company, (iii) any issue of bonds, debentures, preferred or prior preference shares (whether or not such issue is prior to, on a parity with, or junior to the Common Shares), (iv) the dissolution or liquidation of the Company, (v) any sale or transfer of all or any part of its assets or business, or (vi) any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

                  (b) In the event of any subdivision or consolidation of outstanding Common Shares or declaration of a dividend payable in Common Shares or other stock split, then (i) the number of Common Shares reserved under this Plan and covered by outstanding Options, (ii) the exercise price of such Options, and (iii) the number of shares to be subject to future Options shall be proportionately adjusted to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, a consolidation or merger of the Company with another corporation or entity, or the adoption by the Company of a plan of exchange affecting the Common Shares or any distribution to holders of Common Shares of securities or property (other than normal cash dividends or dividends payable in Common Shares), the Board shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the Optionees and preserve, without exceeding, the value of the Options. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall be authorized (i) to issue or assume stock options, regardless of whether in a transaction by which Section 425(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options or (ii) to make provision for the acceleration of the exercisability of, the lapse of restrictions with respect to, or the termination of unexercised options in connection with such transaction.

                  (c) An Option shall become fully exercisable upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change in Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; (b) after the Effective Date any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person that is a Director of the Company on the Effective Date or any person controlled by such a Director, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of a least two-thirds of the members of the Board in office immediately prior to such person's attaining such percentage interest; (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new member whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the members then still in office who were members at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

         11. PURCHASE FOR INVESTMENT. Unless the Options and Common Shares covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

         12. TAXES. The Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with any Options granted to any Optionee hereunder.

         13. AMENDMENTS OR TERMINATION. The Board may amend, alter or discontinue this Plan, except that (a) no amendment or alteration that would impair the rights of any Optionee under any Option that he has been granted shall be made without his consent, (b) no amendment or alteration shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Option then outstanding (unless the holder of such Option consents) or to the extent shareholder approval is otherwise required by applicable legal requirements, and (c) the Plan shall not be amended more than once every six months to the extent such limitation is required by Rule 16b-3(c)(2)(ii) (or any successor provision) under the Exchange Act as then in effect.

         14. GOVERNMENT REGULATIONS. This Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Common Shares under such Options, shall be subject to all applicable foreign and United States laws, rules and regulations, and required approvals on the part of any governmental agencies or national securities exchanges or transaction reporting systems.

         15. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of Texas.

         16. EFFECTIVE DATE OF PLAN. This Plan originally became effective on September 1, 1995. This amendment and restatement of the Plan shall be effective as provided in Paragraph 1.

         17. MISCELLANEOUS. The granting of any Option shall not impose upon the Company, the Board, or any other Directors any obligation to nominate any Optionee for election as a Director and the right of the shareholders of the Company to remove any person as a Director of the Company shall not be diminished or affected by reason of the fact that an Option has been granted to such person.